UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

Hyde Park Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-644-3450

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events

On June 12, 2008, at 9:00 a.m. ET, Hyde Park Acquisition Corp. held a conference call for investors and the public to provide an update on the results of Essex Crane Rental Corp.’s first quarter ended March 31, 2008. A transcript of the conference call is attached as exhibit 99.1 to this form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of Hyde Park Acquisition Corp.’s June 12, 2008 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDE PARK ACQUISITION CORP.

Date: June 12, 2008	By:	/s/ Laurence Levy
Name: Laurence Levy
Title: Chief Executive Officer